UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : January 27, 2005

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Index to Exhibits
Letter
Additional Information

ITEM 7.01. REGULATION FD DISCLOSURE.

On or prior to January 31, 2005, the letter and related tax information furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K will be distributed to our stockholders of record as of December 8, 2004 to report the tax characteristics of the cash distribution we paid to our stockholders on December 14, 2004.

The information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Letter from EchoStar Communication Corporation (“EchoStar”) to stockholders of record as of December 8, 2004 regarding reporting of the tax characteristics of the cash distribution paid to EchoStar stockholders on December 14, 2004.

99.2	Additional information regarding the tax characteristics of the cash distribution paid to EchoStar stockholders on December 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION
Date: January 27, 2005	By:	/s/ David K. Moskowitz
David K. Moskowitz
Executive Vice President and General Counsel

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Index to Exhibits

Exhibit
Number	Description
99.1	Letter from EchoStar Communication Corporation (“EchoStar”) to stockholders of record as of December 8, 2004 regarding reporting of the tax characteristics of the cash distribution paid to EchoStar stockholders on December 14, 2004.

99.2	Additional information regarding the tax characteristics of the cash distribution paid to EchoStar stockholders on December 14, 2004.

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